UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2019

CIRCOR INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-14962	04-3477276
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 CORPORATE DRIVE, SUITE 200

BURLINGTON, MASSACHUSETTS 01803-4238

(Address of principal executive offices) (Zip Code)

(781) 270-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CIR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01                   Other Events.

On June 17, 2019, CIRCOR International, Inc. (the “Company”) issued a press release relating to the commencement by CR Acquisition Company, a Delaware corporation and wholly-owned subsidiary of Crane Co., a Delaware corporation, on June 17, 2019, of an unsolicited tender offer to purchase all the outstanding shares of the Company’s common stock. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                   Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	CIRCOR International, Inc. Press Release, dated June 17, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIRCOR INTERNATIONAL, INC.

Date: June 17, 2019	By:	/s/ Scott A. Buckhout
	Name:	Scott A. Buckhout
	Title:	President and Chief Executive Officer